UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT to Section 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2019

Commercial Metals Company

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338
(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2019, the board of directors (the “Board”) of Commercial Metals Company (the “Company”), pursuant to applicable provisions of the Company’s Restated Certificate of Incorporation, as amended, and Fourth Amended and Restated Bylaws, (i) increased the size of the Board from nine members to 10 members and (ii) appointed Lisa M. Barton to serve as a Class III director of the Company, in each case, effective immediately prior to the Company’s 2020 annual meeting of stockholders, currently anticipated to take place on January 8, 2020. As such, Ms. Barton will stand for re-election at the Company’s 2022 annual meeting of stockholders. The Board appointed Ms. Barton to serve on the Finance Committee of the Board.

Since January 1, 2019, Ms. Barton has served as Executive Vice President – Utilities for American Electric Power Company, Inc. (“AEP”). From 2011 through 2018, Ms. Barton served as Executive Vice President – AEP Transmission for AEP. Prior to joining AEP, Ms. Barton worked for Northeast Utilities, Ransmeier and Spellman and Strategic Energy LLC. In addition, Ms. Barton previously served as a board member of Electric Transmission Texas, LLC and Transource Energy, LLC. Ms. Barton earned a bachelor’s degree in electrical engineering from Worcester Polytechnic Institute and a juris doctorate degree from Suffolk University Law School. She completed the Harvard Mediation Program for the Instruction of Lawyers, the Executive Program-Darden School of Business at the University of Virginia, and the Nuclear Reactor Technology Program at MIT.

As compensation for her service on the Board, Ms. Barton will receive the Company’s standard compensation for non-employee directors. There are no arrangements or understandings between Ms. Barton and any other persons pursuant to which Ms. Barton was named a director of the Company. Except as noted herein, Ms. Barton does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: October 25, 2019

	By:	/s/ Paul K. Kirkpatrick
	Name:	Paul K. Kirkpatrick
	Title:	Vice President, General Counsel and Corporate Secretary